UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 27, 2012

Vocus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-125834	58-1806705
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12051 Indian Creek Court, Beltsville, Maryland		20705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3014592590

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 27, 2012, Vocus, Inc. (the "Company") entered into indemnification agreements (the "Indemnification Agreements") with each of its directors and executive officers in the form attached as Exhibit 10.1. The new Indemnification Agreements supersede and replace the indemnification agreements previously in effect between the Company and such directors and executive officers. The Company may from time to time enter into additional indemnification agreements with other of its future directors and officers using the same form of Indemnification Agreement.

The Indemnification Agreements generally provide that the Company will, to the fullest extent permitted by law, indemnify each indemnitee that, because the indemnitee is or was a director or officer of the Company, is or is threatened to be made a party to or witness or other participant in any civil, criminal, administrative investigative or other proceeding against all expenses, judgments, fines, penalties and amounts paid in settlement incurred by the indemnitee in connection with any such proceeding. The Indemnification Agreements also provide that the Company will advance expenses to the indemnitee, to the extent not prohibited by applicable law, and that the indemnitee agrees to repay the advanced amount if and to the extent it is ultimately determined by a court of competent jurisdiction, in a final judgment not subject to appeal, that he or she was not entitled to be indemnified by the Company.

The rights provided by the Indemnification Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under law, the Company’s charter documents, any vote of the Company's stockholders or disinterested directors, or otherwise.

The foregoing summary of the material terms of the Indemnification Agreements is qualified in its entirety by reference to the complete text of the form of such agreement, a copy of which is filed as an exhibit to this report and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vocus, Inc.

June 29, 2012	By:	Stephen A. Vintz

Name: Stephen A. Vintz
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement entered into by Vocus, Inc. and each of its directors and executive officers